UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2006

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7832	75-1475223
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas	76107
(Address of Principal Executive Officers)	(Zip Code)

(817) 347-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

(a) Effective April 7, 2006, The Bombay Company, Inc. (the “Company”) announced that Vicki L. Bradley , President of The Bombay Furniture Company of Canada Inc, would assume the additional responsibilities of Vice President of Stores for the United States. A supplementary letter of terms of employment was entered into in connection with her assumption of the added responsibilities. Under terms of the agreement, Ms Bradley’s base salary will continue at C$246,700 and with a bonus opportunity of C$61,675 based upon the profitability of the Canadian operations above a set threshold. In addition and for a minimum of two months, she will be receive C$11,500 per month as compensation for the additional responsibilities.

The Company’s new Chief Executive Officer, when hired, will have the opportunity evaluate the viability of Ms. Bradley’s assignment in this role and will determine, at a future date, whether to offer her position on regular basis. If the position is not offered, her title and compensation plan will revert to that held as President of Bombay’s Canadian operations. If Ms. Bradley is offered the position, her compensation will be restructured at that time.

The foregoing description of the letter agreement is only a summary and is qualified in its entirety by reference to the document contained in Exhibit 10.1, which is hereby incorporated by reference.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) The Company announced that the employment of Patsy P. Holmes, Vice President of U.S. Stores would ended effective April 7, 2006, and that Vicki L. Bradley, 40, who currently serves as President of Bombay’s Canadian operations, would assume the additional responsibility of Vice President of Stores for the United States. Ms. Bradley has served as President of The Bombay Furniture Company of Canada Inc. since October 1999. She has no family relationships to any officer or director and there are no transactions between Ms. Bradley and the Company that would be reportable under Item 404(a) of the SEC’s Regulation S-K (Certain Relationships and Related Transactions).

Exhibit No.               Description

10.1	Letter agreement between The Bombay Company, Inc. and Vicki L. Bradley, dated April 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOMBAY COMPANY, INC.
(Registrant)

Date: April 11, 2006                /S/ ELAINE D. CROWLEY
                                                                                                                    Elaine D. Crowley
                                                                                                                    Senior Vice President, CFO and
                                                                                                                    Treasurer